SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2004

ePresence, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-20364	04-2798394
(Commission File Number)	(I.R.S. Employer Identification No.)

120 Flanders Road

Westboro, Massachusetts 01581

(Address of Principal Executive Offices, Including Zip Code)

(508) 898-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure

On March 26, 2004, ePresence, Inc. issued a press release entitled “ePresence Announces Sale of its Majority Owned Subsidiary Switchboard, Inc. to Infospace, Inc.” The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePRESENCE, INC.

Date: March 26, 2004	By: /s/ RICHARD M. SPAULDING
Richard M. Spaulding Senior Vice President and Chief Financial Officer, Treasurer and Clerk (Principal Financial and Principal Accounting Officer)

Exhibit Index

99.1	Press release dated October 23, 2003 entitled ePresence Announces Sale of its Majority Owned Subsidiary Switchboard, Inc. to Infospace, Inc.”